UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Quantum-Si Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

530 Old Whitfield Street
Guilford, Connecticut 06437
March 29, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 annual meeting of stockholders of Quantum-Si Incorporated to be held at 3:30 p.m., Eastern Time, on Thursday, May 11, 2023. This year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/quantum-si/2023. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Quantum-Si Incorporated that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, seven persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, to approve the compensation of our named executive officers, as disclosed in this proxy statement, and to approve a proposed amendment to our second amended and restated certificate of incorporation. Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On March 31, 2023 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Quantum-Si Incorporated. We look forward to seeing you at the annual meeting.
Sincerely,

Jeffrey Hawkins
Chief Executive Officer

530 Old Whitfield Street
Guilford, Connecticut 06437
March 29, 2023
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TIME: 3:30 p.m. Eastern Time
DATE: Thursday, May 11, 2023
ACCESS: https://www.cstproxy.com/quantum-si/2023
This year’s annual meeting will be held virtually via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://www.cstproxy.com/quantum-si/2023 and entering the 12-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.
PURPOSES:
1.	To elect seven directors to serve one-year terms expiring in 2024;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve, by a non-binding, advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;
4.
To approve a proposed amendment to the Quantum-Si Incorporated second amended and restated certificate of incorporation to limit the liability of our officers as permitted by recent amendments to Delaware law; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Quantum-Si Incorporated Class A common stock or Class B common stock at the close of business on March 15, 2023. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 530 Old Whitfield Street, Guilford, Connecticut, 06437.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Jeffrey Hawkins Chief Executive Officer

PAGE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2023	2
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	10
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	19
PAY VERSUS PERFORMANCE	26
EQUITY COMPENSATION PLAN INFORMATION	30
REPORT OF AUDIT COMMITTEE	31
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	32
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	36
PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
PROPOSAL NO. 3 - ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	39
PROPOSAL NO. 4 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF OUR OFFICERS AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW	40
CODE OF CONDUCT AND ETHICS	41
OTHER MATTERS	41
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	41

APPENDIX A - FORM OF CERTIFICATE OF AMENDMENT	42
i

Quantum-Si Incorporated
530 Old Whitfield Street
Guilford, Connecticut 06437
PROXY STATEMENT FOR THE QUANTUM-SI INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023
This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, contains information about the 2023 annual meeting of stockholders of Quantum-Si Incorporated, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 3:30 p.m., Eastern Time, on Thursday, May 11, 2023. This year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/quantum-si/2023. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Quantum-Si Incorporated as “Quantum-Si,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about March 31, 2023, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2023
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2022 annual report to stockholders are available for viewing, printing and downloading at https://www.cstproxy.com/quantum-si/2023. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.quantum-si.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Quantum-Si Incorporated, Attn: Investor Relations, 530 Old Whitfield Street, Guilford, Connecticut 06437. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held virtually, on Thursday, May 11, 2023, at 3:30 p.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about March 31, 2023.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 3:30 p.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log-in at https://www.cstproxy.com/quantum-si/2023 using the 12-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://www.cstproxy.com/quantum-si/2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints. Any such questions that cannot be answered during the annual meeting due to time constraints will be posted and answered at https://ir.quantum-si.com as soon as practical after the annual meeting. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at https://www.cstproxy.com/quantum-si/2023.
What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call 1 800-450-7155 (toll free) or +1 857-999-9155 (international).
Who May Vote?
Only stockholders of record at the close of business on March 15, 2023 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 139,954,225 shares of our common stock outstanding and entitled to vote, including 120,016,725 shares of Class A common stock and 19,937,500 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If on March 15, 2023 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on March 15, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to twenty votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or AGAINST for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until the Annual Meeting begins at 3:30 p.m. Eastern Time on May 11, 2023.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•	“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as described in this proxy statement; and
•	“FOR” the amendment to the Quantum-Si Incorporated second amended and restated certificate of incorporation to limit the liability of our officers as permitted by recent amendments to Delaware law.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying Quantum-Si Incorporated’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
Each nominee for director who receives the affirmative vote of a majority of the votes cast affirmatively or negatively will be elected to serve until the next annual meeting of shareholders (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). You may vote either “for” or “against” each of the nominees, or you may “abstain” from voting for one or more nominees. If you “abstain” from voting with respect to one or more nominees, your vote will have no effect on the election of such nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee of our board of directors will reconsider its selection.

Proposal 3: Approve a Non-Binding, Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve Amendment to Quantum-Si Incorporated Second Amended and Restated Certificate of Incorporation
The affirmative vote of a majority of the voting power of the Company’s outstanding common stock is required to approve the amendment to the Quantum-Si Incorporated second amended and restated certificate of incorporation to limit the liability of our officers as permitted by recent amendments to Delaware law. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

Our Chairman of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm, approve, on a non-binding, advisory basis, the compensation of our named executive officers, and approve the amendment to the Quantum-Si Incorporated second amended and restated certificate of incorporation.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to https://www.cstproxy.com/quantum-si/2023 shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Quantum-Si Incorporated stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Corporate Secretary at: Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut, 06437 or (866) 688-7374. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•	following the instructions provided on your Notice or proxy card;
•	following the instructions provided when you vote over the Internet; or
•	going to https://www.cstproxy.com/quantum-si/2023 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 1, 2023 by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our named executive officers, directors and director nominees; and
•	all of our executive officers and directors of as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Shares of Class A common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 120,006,757 shares of our Class A common stock and 19,937,500 shares of our Class B common stock issued and outstanding as of March 1, 2023.
Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut 06437.
Name and Address of Beneficial Owner	Number of shares of Class A Common Stock	%	Number of shares Class B Common stock	%	% of Total Voting Power**
Directors and Named Executive Officers:
Jonathan M. Rothberg, Ph.D.(1)	17,225,365	14.18%	19,937,500	100%	80.19%
Jeffrey Hawkins	—	—	—	—	—
John Stark(2)	245,996	*	—	—	*
Patrick Schneider, Ph.D.	—	—	—	—	—
Michael P. McKenna, Ph.D.(3)	1,013,745	*	—	—	*
Vikram Bajaj, Ph.D.	—	—	—	—	—
Marijn Dekkers, Ph.D.(4)	606,797	*	—	—	*
Ruth Fattori(5)	106,797	*	—	—	*
Brigid A. Makes	6,837	*	—	—	*
Michael Mina, M.D., Ph.D.(6)	11,837	*	—	—	*
Kevin Rakin(7)	1,206,837	1.01%	—	—	*
Scott Mendel	—	—	—	—	—
All Current Directors and Executive Officers as a Group (13 Individuals)(8)	20,685,986	16.95%	19,937,500	100%	80.54%
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(1)	17,225,365	14.18%	19,937,500	100%	80.19%
ARK Investment Management LLC(9)	11,856,184	9.88%	—	—	2.29%
*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to 1 vote per share.

(1)
Consists of 15,725,365 shares of our Class A common stock, 1,500,000 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of March 1, 2023, and 19,937,500 shares of our Class B common stock held by Jonathan M. Rothberg, Ph.D., Dr. Rothberg’s spouse, 4C Holdings I, LLC, 4C Holdings V, LLC, JNR TR,LLC, JAR TR, LLC, GBR TR, LLC, NVR TR,LLC, EJR TR,LLC, 2012 JMR Trust Common, LLC and 23rd Century Capital LLC. Dr. Rothberg, Legacy Quantum-Si’s (as defined below) founder and our Chairman, is the sole manager of 4C Holdings I, LLC, 4C Holdings V, LLC, JNR TR,LLC, GBR TR, LLC, NVR TR,LLC, EJR TR,LLC and 2012 JMR Trust Common, LLC and has sole voting and investment control of our Class A common stock and our Class B common stock owned by those entities. Dr. Rothberg’s son is the manager of 23rd Century Capital LLC. Dr. Rothberg disclaims beneficial ownership of the shares held by his spouse and 23rd Century Capital LLC.

(2)	Consists of shares of our Class A common stock held by Mr. Stark, our former CEO.
(3)
Consists of (i) 824,163 shares of our Class A common stock held by Dr. McKenna, and (ii) 189,582 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of March 1, 2023 held by Dr. McKenna.

(4)
Consists of (i) 94,302 shares of our Class A common stock held by Dr. Dekkers, (ii) 12,495 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of March 1, 2023 held by Dr. Dekkers, and (iii) 500,000 shares of our Class A common stock held by Novalis Lifesciences Investments I, LP (“Novalis”). Dr. Dekkers has sole voting and investment control over the shares held by Novalis.

(5)
Consists of (i) 94,302 shares of our Class A common stock held by Ms. Fattori and (ii) 12,495 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of March 1, 2023 held by Ms. Fattori.

(6)
Consists of (i) 6,837 shares of our Class A common stock held by Dr. Mina and (iii) options to purchase 5,000 shares of our Class A common stock issuable upon the exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2023 held by Dr. Mina.

(7)
Consists of (i) 6,837 shares of our Class A common stock held by Mr. Rakin, (ii) 24,527 shares of our Class A common stock held by HighCape Partners II, L.P., and (iii) 1,175,473 shares of our Class A common stock held by HighCape Partners QP II, L.P. Mr. Rakin and Matt Zuga are the managing members of HighCape Capital II GP, LLC, which is the general partner of HighCape Partners II GP, L.P., which is the general partner of each of HighCape Partners II, L.P. and HighCape Partners QP II, L.P., and as a result each may be deemed to share voting and investment discretion with respect to the common stock held by such entities. Mr. Rakin disclaims any beneficial ownership of the securities to be held by HighCape Partners II, L.P. and HighCape Partners QP II, L.P. other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of each of these entities or individuals is 452 Fifth Avenue, 21st Floor, New York, NY 10018.

(8)	See footnotes 1 and 3 through 7; also includes Ms. Drayton, Dr. Johnston, and Dr. LaPointe, who are executive officers but not named executive officers.
(9)
Based on Schedule 13G/A filed by ARK Investment Management LLC (“ARK”) on February 10, 2023. Consists of shares of our Class A common stock held by ARK. The business address of ARK is 3 East 28th Street, 7th Floor, New York, New York 10016.

MANAGEMENT AND CORPORATE GOVERNANCE
Board of Directors and Management
Our bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors currently consists of eight members and each of our directors is elected annually.
On March 12, 2023, our board of directors accepted the recommendation of the nominating and corporate governance committee and voted to nominate Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Ruth Fattori, Brigid A. Makes, Michael Mina, M.D., Ph.D., and Kevin Rakin, each currently one of our directors, and Scott Mendel, who is being nominated for the first time this year, for election at the 2023 annual meeting of stockholders, to serve until the 2024 annual meeting of stockholders, and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal. Vikram Bajaj, Ph.D. and Marijn Dekkers, Ph.D. will retire from our board of directors at the conclusion of the 2023 annual meeting of stockholders.
The following table sets forth certain information concerning our executive officers, directors and director nominees as of March 1, 2023:
Name	Age	Position
Jeffrey Hawkins	45	Chief Executive Officer and Director
Claudia Drayton	55	Chief Financial Officer
Patrick Schneider, Ph.D.	54	President and Chief Operating Officer
Grace Johnston, Ph.D.	40	Chief Commercial Officer
Michael P. McKenna, Ph.D.	60	Executive Vice President, Product Development and Operations
Christian LaPointe, Ph.D.	52	General Counsel and Corporate Secretary
Jonathan M. Rothberg, Ph.D.	59	Chairman of the Board
Vikram Bajaj, Ph.D.	45	Director
Marijn Dekkers, Ph.D.	65	Director
Ruth Fattori	70	Director
Brigid A. Makes	67	Director
Michael Mina, M.D., Ph.D.	39	Director
Kevin Rakin	62	Director
Scott Mendel	56	Director Nominee
Jeffrey Hawkins has served as our Chief Executive Officer and on our board of directors since October 2022. Mr. Hawkins previously served as President and Chief Executive Officer of Truvian Sciences, Inc. from January 2018 through July 2022 and then as a technical advisor from August 2022 through September 2022. As Chief Executive Officer of Truvian Sciences, he led the evolution of the company’s benchtop blood testing system from a product concept through technology feasibility and into late-stage development. Mr. Hawkins also previously served as Vice President and General Manager, Reproductive and Genetic Health at Illumina, Inc. from October 2015 until January 2018, where he oversaw the rapid global growth of next generation sequencing into new and emerging markets. Prior to that, Mr. Hawkins held several senior leadership roles at GenMark Diagnostics, Inc. from December 2009 until October 2015, most recently as Senior Vice President, Global Marketing and Program Management. Mr. Hawkins also previously served as Vice President of Business Development of Osmetech Technology, Inc., a wholly-owned subsidiary of Osmetech plc, and as Vice President of Marketing. Mr. Hawkins also served as Executive Director of Laboratory Marketing for Hologic, Inc., a developer, manufacturer and supplier of medical imaging systems and diagnostic and surgical products. Prior to that, Mr. Hawkins served as Executive Director of Marketing of Third Wave Technologies Inc., a provider of DNA and RNA analysis products to clinical, research and agricultural customers. Prior to Third Wave, Mr. Hawkins held various positions of increasing responsibility in the areas of Marketing, Product Development and Operations for Sysmex America, Inc. and Abbott Laboratories. Mr. Hawkins holds a B.A. in chemistry with honors from Concordia University and an M.B.A. from Keller Graduate School of Management. Mr. Hawkins’ qualifications to serve on our board of directors include his significant leadership experience and his background in life sciences, including in the genetic health industry.
Claudia Drayton has served as our Chief Financial Officer since the Closing of the Business Combination (as defined below) in June 2021, and had served as Chief Financial Officer of Legacy Quantum-Si since April 2021. She previously served as Chief Financial Officer of Nuwellis, Inc. (formerly CHF Solutions, Inc.) (“Nuwellis”), a medical device company, from January 2015 to April 2021. During her tenure as Chief Financial Officer of Nuwellis,

Ms. Drayton guided the company through the acquisition of its commercial product line, and the completion of several public equity offerings to finance the company’s commercial expansion. Prior to joining Nuwellis, Ms. Drayton spent 15 years at Medtronic plc (“Medtronic”) a global leader in the medical device industry. During her tenure at Medtronic, Ms. Drayton held multiple senior managerial finance positions, culminating with an assignment in Europe serving as Chief Financial Officer of the peripheral vascular business from 2010 to 2012 and, more recently, as Chief Financial Person of the integrated health solutions business from 2012 to 2014. In these capacities, her responsibilities and experiences included profitability management, strategic planning, mergers and acquisitions, planning and forecasting, and implementation of financial best practices. Before joining Medtronic, Ms. Drayton was an audit and business advisory manager at Arthur Andersen LLP for seven years. Ms. Drayton received her M.B.A. from the University of Minnesota’s Carlson School of Management and her B.S. from the University of Mary Hardin-Baylor and is a Certified Public Accountant (inactive).
Patrick Schneider, Ph.D. has served as our President and Chief Operating Officer since May 2022. Dr. Schneider previously served in a number of roles at MilliporeSigma, including its predecessor entities (the life science business of Merck KGaA, Darmstadt, Germany), most recently as Senior Vice President, Strategy, Business Development and Innovation, and Chair of the Life Science Innovation Board from 2016 until April 2022, where he led strategy development, business development, and licensing for a global team of biologists, chemists and engineers. Prior to that, between 2006 to 2015, Dr. Schneider served as Vice President of the Bioscience Business Unit, Vice President of Research Content and Reagents Business, General Manager of New Business Initiatives R&D and Business Development, and Vice President of Research Reagents Business Unit and Vice President of R&D and Manufacturing. From 2003 to 2006, Dr. Schneider served as Vice President of Research & Development, Business Development & Scientific Affairs at Serologicals, Inc. Dr. Schneider was also the Co-Founder and Gene Discovery Group Leader at Reprogen, Inc. Dr. Schneider received his Ph.D. in biology from University of California, Irvine, and his B.S. in microbiology from Northern Arizona University.
Grace Johnston, Ph.D. has served as our Chief Commercial Officer since December 2022. She previously served as Chief Commercial Officer at Fortis Life Sciences from September 2020 until December 2022, where she was accountable for organic revenue contribution, annual growth targets, commercial go-to-market strategy, sales and marketing, as well as overall customer experience. Prior to that, Ms. Johnston served in various roles of increasing responsibility at Sartorius AG from March 2016 until September 2020, most recently as Senior Vice President of Lab Product & Services – Marketing and Strategy, and previously as Vice President of Marketing for Essen Bioscience (acquired by Sartorius). Prior to that, Ms. Johnston served in various roles of increasing responsibility at Merck KGaA-Millipore from 2009 to 2016, most recently as Head of Global Market Services & Strategy – Bioscience, and previously as Segment Market Manager and Product Manager Cell Analysis + Cell Culture Systems. Ms. Johnston received her Ph.D. in Molecular Neuroscience and B.A.s in Biology and Psychology from the University of Rochester, and participated in the Executive Leadership Program at Harvard Business School.
Michael P. McKenna, Ph.D. has served as our Executive Vice President, Product Development and Operations since May 2022 and previously served as our President and Chief Operating Officer from the Closing of the Business Combination in June 2021 until May 2022, and had served as President and Chief Operating Officer of Legacy Quantum-Si since December 2014. Prior to joining us, Dr. McKenna served as Vice President, R&D at Life Technologies Corporation, a global biotechnology company, from August 2011 to July 2014, and as a consultant to Life Technologies from February 2011 to August 2011. Prior to that, Dr. McKenna served as Chief Scientific Officer of Tethys Bioscience, Inc., a diagnostics company, from August 2004 to February 2011, and as Vice President of CuraGen Corporation, a biopharmaceutical company, from 1993 to 2003. Dr. McKenna received his B.S. in molecular biology and German from Carnegie Mellon University and his Ph.D. in biology from Yale University.
Christian LaPointe, Ph.D. has served as our General Counsel and Corporate Secretary since the Closing of the Business Combination in June 2021, and had served as General Counsel of Legacy Quantum-Si since November 2020. Prior to joining us, Dr. LaPointe served as General Counsel at ArcherDX, Inc., a genomics company, from January 2015 to August 2019, and as Deputy General Counsel at ArcherDX from August 2019 to October 2020. Dr. LaPointe also served as General Counsel to Celsee, Inc., a single-cell analysis solutions provider, from August 2019 to June 2020. Previously, Dr. LaPointe was General Counsel at Thrive Bioscience, Inc., a cell culture instruments and software company, from August 2014 to July 2019, General Counsel of Enzymatics, Inc. from March 2013 to January 2015, General Counsel of Axios Biosciences, LLC, an oncology drug discovery company, from

December 2012 to December 2014, and a litigation attorney at the law firm Sherin and Lodgen LLP from April 2012 to March 2013. Dr. LaPointe received his B.S. in biochemistry from the University of New Hampshire, his Ph.D. in biochemistry from Dartmouth College and his J.D. from Suffolk University Law School.
Jonathan M. Rothberg, Ph.D. is the founder of Legacy Quantum-Si and has served as Chairman of our board of directors since the Closing of the Business Combination in June 2021. Dr. Rothberg also served as our Interim Chief Executive Officer from February 2022 to October 2022. Dr. Rothberg had served as the Executive Chairman of Legacy Quantum-Si since December 2015. He previously served as Legacy Quantum-Si’s Chief Executive Officer from December 2015 to November 2020. Dr. Rothberg is a scientist and entrepreneur who was awarded the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, by President Obama for inventing and commercializing high-speed DNA sequencing. Dr. Rothberg is the founder of the 4C medical technology incubator and the founder and Chairman of its companies: Quantum-Si, Butterfly Network, Inc., AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Hyperfine, Inc., identifeye Health Inc. (formerly Tesseract Health, Inc.), Liminal Sciences, Inc. (formerly EpilepsyCo Inc.), Detect, Inc. (formerly Homodeus Inc.) and Protein Evolution, Inc.
These companies focus on using inflection points in medicine, such as deep learning, next-generation sequencing, and the silicon supply chain, to address global healthcare challenges. Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation. With 454 Life Sciences, Dr. Rothberg brought to market the first new way to sequence genomes since Sanger and Gilbert won the Nobel Prize for their method in 1980. With 454’s technology, Dr. Rothberg sequenced the first individual human genome, and with Svante Paabo he initiated the first large-scale effort to sequence ancient DNA (The Neanderthal Genome Project). Prior to 454 Life Sciences, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation from 1993 to 2004. His contributions to the field of genome sequencing include the first non-bacterial cloning method (cloning by limited dilution) and the first massively parallel DNA sequencing method (parallel sequencing by synthesis on a single substrate), concepts that have formed the basis for all subsequent next generation sequencing technologies. Dr. Rothberg is an Ernst and Young Entrepreneur of the Year, is the recipient of The Wall Street Journal’s First Gold Medal for Innovation, SXSW Best in Show, Nature Methods First Method of the Year Award, the Connecticut Medal of Technology, the DGKL Biochemical Analysis Prize, and an Honorary Doctorate of Science from Mount Sinai. Dr. Rothberg is a member of the National Academy of Engineering, the Connecticut Academy of Science and Engineering, is a trustee of Carnegie Mellon University and an Adjunct Professor of Genetics at Yale University. Dr. Rothberg serves as Chairman of the board of directors of Butterfly Network, Inc. and as a member of the board of directors of Hyperfine, Inc. Dr. Rothberg received his Ph.D., M.Phil. and M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as Legacy Quantum-Si’s founder.
Vikram Bajaj, Ph.D. has served on our board of directors since June 2022. Dr. Bajaj has served as Managing Director of Foresite Capital, with its affiliates, since September 2017 and is the co-founder and has served as Chief Executive Officer of Foresite Labs since October 2018, where he evaluates and pursues investments at the intersection of technology and life sciences, including in personalized and precision healthcare. Prior to that, Dr. Bajaj was the Chief Scientific Officer of GRAIL, Inc., a life sciences company working to detect cancer early, and remains on its Scientific Advisory Board. He is also the co-founder and former Chief Scientific Officer of Verily Life Sciences LLC (formerly Google Life Sciences) and served as chair of its Scientific Advisory Board. Dr. Bajaj is also an associate professor (consulting) at the Stanford School of Medicine, and is an affiliate scientist of the Lawrence Berkeley National Laboratory and the University of California, Berkeley, for which he serves on the advisory board of the College of Chemistry. He is an advisor to the Department of Defense through the Defense Science Board’s Task Force on Biology. Dr. Bajaj received a Ph.D. in physical chemistry from the Massachusetts Institute of Technology and a B.A./B.S. in biochemistry from the University of Pennsylvania. Dr. Bajaj’s qualifications to serve on our board of directors include his extensive leadership experience and his background in the life sciences industry.
Marijn Dekkers, Ph.D. has served on our board of directors since the Closing of the Business Combination in June 2021. Since May 2017, Dr. Dekkers has served as a founder and the Chairman of Novalis LifeSciences LLC, an investment and advisory firm for the life sciences industry. From January 2010 to May 2016, Dr. Dekkers served as Chief Executive Officer of Bayer AG in Leverkusen, Germany, and from 2002 to 2009, he was chief executive officer of Thermo Fisher Scientific Inc. Dr. Dekkers currently serves on the board of directors of the Foundation for the National Institutes of Health, Georgetown University, Cerevel Therapeutics Holdings, Inc., Ginkgo Bioworks Holdings, Inc., and AdBiome LLC. Dr. Dekkers previously served on the board of directors of Quanterix Corporation from March 2017 to September 2021. Dr. Dekkers received his Ph.D. and M.S. in chemical engineering from the University of Eindhoven and his B.S. in chemistry from the Radboud University, both in the Netherlands. Dr. Dekkers’ qualifications to serve on our board of directors include his extensive executive experience in the healthcare industry and his significant corporate governance experience.
Ruth Fattori has served on our board of directors since the Closing of the Business Combination in June 2021 and had served on the Legacy Quantum-Si board of directors since March 2021. Since January 2019, Ms. Fattori serves as the Managing Director of Pecksland Partners, a consulting firm dedicated to advising boards of directors, CEOs and senior executives on human resources issues. Since January 2019, she has also served as a Senior Advisor at the Boston Consulting Group supporting their CEO Advisory program and People & Organization Practice. From February 2013 through December 2018, Ms. Fattori served in various roles at PepsiCo, Inc., most recently as Executive Vice President and Chief Human Resources Officer. From 2010 to February 2013, she served as Managing Partner of Pecksland Partners, and from 2008 to 2009 she was Executive Vice President and Chief Administrative Officer for MetLife, Inc. Earlier, she was the Executive Vice President and Chief Human Resources Officer at Motorola, Inc. Ms. Fattori has served as a member of the board of directors of Hyperfine, Inc. since August 2021. Ms. Fattori received her B.S. in mechanical engineering from Cornell University. Ms. Fattori’s qualifications to serve on our board of directors include her extensive executive and human resources management experience.
Brigid A. Makes has served on our board of directors since the Closing of the Business Combination in June 2021. Since February 2022, Ms. Makes has served as Chief Financial Officer of Vivani Medical Inc. Ms. Makes has served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on financial, funding and strategic responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corporation, a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer. Prior to 1999, Ms. Makes also served as Chief Financial Officer at Oravax Inc. and Haemonetics Corporation. Since September 2020, Ms. Makes has served as a member of the board of directors of Aziyo Biologics, a publicly traded regenerative medicine company, where Ms. Makes serves on the audit committee, and the nominating and corporate governance committee. Since December 2019, Ms. Makes has also been a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes serves on the audit committee, and the compensation, nominating and governance committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in Finance & International Business from McGill University. Ms. Makes’ qualifications to serve on our board of directors include her extensive executive leadership experience in the healthcare and life sciences industries and her experience serving on the board of directors of other publicly traded companies.
Michael Mina, M.D., Ph.D. has served on our board of directors since the Closing of the Business Combination in June 2021, and had served as our Chief Medical Advisor from the Closing of the Business Combination in June 2021 until February 2022 and as Chief Medical Advisor of Legacy Quantum-Si from April 2021 until the Closing of the Business Combination in June 2021. Since October 2021, Dr. Mina has also served as the Chief Science Officer of eMed, where he leads the Advisory Services group in enabling diagnostics companies to digitize their point of care solutions on the eMed platform. From January 2021 to October 2021, Dr. Mina previously served as the Chief Medical Advisor for Detect, Inc., a molecular diagnostics company. From July 2019 to October 2021, Dr. Mina served as an Assistant Professor of Epidemiology at the Harvard T.H. Chan School of Public Health and a core member of the School’s Center for Communicable Disease Dynamics (CCDD), as well as assistant professor in immunology and infectious diseases at the Harvard Chan School, and associate medical director in clinical microbiology (molecular diagnostics) in the Department of Pathology at Brigham and Women’s Hospital, Harvard Medical School. From June 2016 to June 2019, he was a resident physician in clinical pathology at Brigham and Women’s Hospital. Dr. Mina received his B.S. in engineering and global health from Dartmouth College. He received his M.D. and Ph.D. from Emory University. Dr. Mina’s qualifications to serve on our board of directors include his scientific experience in the healthcare field as well as his medical background.

Kevin Rakin has served on our board of directors since June 2020. Mr. Rakin was HighCape’s Chief Executive Officer from June 2020 to June 2021. Since October 2013, Mr. Rakin has been a co-founder and partner of HighCape, and he brings more than 30 years of experience as an executive and investor in the life sciences industry. Most recently, he served as the President of Shire Regenerative Medicine, Inc. (“SRM”) from June 2011 to November 2012. Prior to joining SRM, Mr. Rakin was the Chairman and Chief Executive Officer of Advanced BioHealing, Inc. from 2007 until its acquisition by SRM in 2011. Before that, he served as an Executive-In-Residence at Canaan Partners, a venture capital firm. Until its merger with Clinical Data, Inc. in 2005, Mr. Rakin was the co-founder, President and Chief Executive Officer of Genaissance Pharmaceuticals, Inc., a pharmacogenomics company. He is currently on the boards of directors of Aziyo Biologics, Inc. (Chairman), Wellinks, Inc., Cybrexa, Inc., Oramed Pharmaceuticals, Inc., and Nyxoah S.A. Mr. Rakin received his M.B.A. from Columbia University and B.Com. (Hons) from the University of Cape Town, South Africa. Mr. Rakin’s qualifications to serve on our board of directors include his extensive experience in the life sciences industry, as both an executive and an investor and his network of contacts in the industry.
Scott Mendel is being nominated for election as a new director at the 2023 annual meeting of stockholders. Mr. Mendel has over 30 years of financial and operational leadership experience. Mr. Mendel has served as a member of the board of directors of Visby Medical, Inc. since January 2022 and as a member of the board of directors of Akoya Biosciences, Inc. since June 2021. Mr. Mendel previously served in roles of increasing responsibility at GenMark Diagnostics, Inc., a syndromic molecular diagnostics company focused on infectious disease (acquired by Roche in April 2021), including as Chief Executive Officer from February 2020 to September 2021, as Chief Operating Officer from February 2019 to February 2020, and as Chief Financial Officer from May 2014 to February 2019. Prior to that, Mr. Mendel served as the Chief Financial Officer of The Active Network, Inc., a global software as a service (SaaS) company that provides technology to organizers of events and activities, from March 2010 through its acquisition by the private-equity firm Vista Equity Partners in December 2013. Prior to joining The Active Network, Mr. Mendel held finance positions at General Electric, a diversified technology, media and financial services company, for over 20 years, including as Chief Financial Officer from March 2003 to March 2010 for General Electric’s Healthcare IT division, a leading provider of medical technologies and services. Mr. Mendel earned a B.S. in finance from Indiana University and an M.B.A. from Northwestern University’s Kellogg School of Management. Mr. Mendel’s qualifications to serve on our board of directors include his significant experience in the diagnostics industry, extensive financial knowledge, and his experience serving in leadership roles at other publicly traded companies.
There are no family relationships between or among any of our directors or executive officers.
There are no legal proceedings to which any of our directors or executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.
Director Diversity
Board Diversity Matrix (As of March 1, 2023)
Total Number of Current Directors: 8
	Female	Male	Non- Binary	Did Not Disclose Gender
Gender:
Directors	2	6	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian (other than South Asian)	0	0	0	0
South Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Persons with Disabilities	0

Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to us and our business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all of our outstanding shares of common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Nevertheless, we have opted to have a majority of our board of directors be independent, and our compensation committee is comprised of independent directors, as more fully described below.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Vikram Bajaj, Ph.D., Marijn Dekkers, Ph.D., Ruth Fattori, Brigid A. Makes, Michael Mina, M.D., Ph.D., and Scott Mendel, representing six of our directors or director nominees, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.
Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, and a nominating and corporate governance committee. The board of directors may from time to time establish other committees.
Our chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, the compensation, and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Dr. Rothberg.
Meeting Attendance. During the fiscal year ended December 31, 2022, there were five meetings of our board of directors, and the various committees of the board of directors met a total of 11 times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2022. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders.

Audit Committee
Our audit committee met five times during the fiscal year ended December 31, 2022. The audit committee currently consists of Brigid A. Makes, who serves as the chairperson, Ruth Fattori and Marijn Dekkers, Ph.D. Each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. Dr. Dekkers will retire from our board of directors and our audit committee at the conclusion of the 2023 annual meeting of stockholders, and if elected to our board of directors at the 2023 annual meeting of stockholders, we expect Scott Mendel to serve as a member of our audit committee at the conclusion of the 2023 annual meeting of stockholders.
The board of directors has determined that Ms. Makes qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq Listing Rules.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Compensation Committee
Our compensation committee met five times during the fiscal year ended December 31, 2022. The compensation committee currently consists of Ruth Fattori, who serves as the chairperson, Marijn Dekkers, Ph.D., and Vikram Bajaj, Ph.D. During the period of January 1, 2022 through May 10, 2022, our compensation committee consisted of Ms. Fattori (chairperson), Dr. Dekkers and James Tananbaum, M.D. On May 10, 2022, Dr. Tananbaum retired from our board of directors and compensation committee, and on June 10, 2022, Dr. Bajaj joined as a member of our compensation committee. Dr. Dekkers and Dr. Bajaj will retire from our board of directors and our compensation committee at the conclusion of the 2023 annual meeting of stockholders, and we expect Brigid A. Makes to serve as a member of our compensation committee at the conclusion of the 2023 annual meeting of stockholders.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of its executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4)overseeing matters relating to human capital management, including reviewing our strategy, objectives, policies and practices in the areas of compensation, benefits, management and leadership development, diversity and equal opportunity and human resource planning.
During the fiscal year ended December 31, 2022, the compensation committee retained Aon’s Human Capital Solutions practices, a division of Aon plc, an independent executive compensation consulting firm (“AON”), as an independent advisor to the compensation committee to provide executive compensation consulting services. AON did not provide any services to the Company other than executive compensation consulting services during the fiscal year ended December 31, 2022. In compliance with the SEC and the Nasdaq Listing Rules, AON provided the compensation committee with a letter addressing each of the six independence factors. Their responses affirm the independence of AON and the partners, consultants, and employees who service the compensation committee on executive compensation matters and governance issues.
The board of directors has adopted a written charter for the compensation committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee acted by unanimous written consent rather than meeting during the fiscal year ended December 31, 2022. The nominating and corporate governance committee currently consists of Jonathan M. Rothberg, Ph.D., who serves as the chairperson, and Kevin Rakin. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying members of the board of directors qualified to fill vacancies on any committee of the board of directors and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
•	The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the Nasdaq Listing Rules that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer, and management succession planning. A copy of our corporate governance guidelines is posted on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Policy Anti-Hedging and Pledging
We maintain an Insider Trading Policy that, among other things, generally prohibits all officers, including our NEOs, directors and employees from engaging in “hedging” transactions with respect to our shares. This includes short sales, hedging of share ownership positions, and transactions involving derivative securities relating to our shares. The Insider Trading Policy also generally prohibits borrowing or other arrangements involving the non-recourse pledge of our shares.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at (617) 877-9641 or ir@quantum-si.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairman of the board of directors at Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Introduction
The number of securities and exercise prices described in this section have been adjusted as necessary to reflect the number of securities and exercise prices following the consummation of the business combination on June 10, 2021 (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of February 18, 2021 (the “Business Combination Agreement”), by and among HighCape Capital Acquisition Corp., a Delaware corporation (“HighCape” and after the Business Combination described herein, the “Company”), Tenet Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Quantum-Si Incorporated, a Delaware corporation (“Legacy Quantum-Si”). Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Quantum-Si, with Legacy Quantum-Si surviving the Business Combination as a wholly-owned subsidiary of HighCape. In connection with the Transactions, HighCape changed its name to “Quantum-Si Incorporated” and Legacy Quantum-Si changed its name to “Q-SI Operations Inc.”
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to Legacy Quantum-Si for all periods prior to the Business Combination in June 2021 and to us for the period thereafter by our NEOs for the years ended December 31, 2022 and 2021.
Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Hawkins Chief Executive Officer	2022	$131,771	$75,000(3)	$—	$7,488,365	$—	$—	$7,695,136
Jonathan M. Rothberg, Ph.D. Former Interim Chief Executive Officer(4)	2022	$—	$—	$—	$—	$—	$501,673	$501,673
John Stark Former Chief Executive Officer(5)	2022	$62,500	$250,000(6)	$—	$—	$—	$503,501(7)	$816,001
	2021	$425,000	$8,750(8)	$15,711,346(9)	$—	$352,750	$43,096(10)	$16,540,942
Patrick Schneider, Ph.D. President and COO	2022	$306,771	$400,000(11)	$—	$2,997,070	$177,500	$—	$3,881,341
Michael P. McKenna, Ph.D. Executive Vice President, Product Development and Operations	2022	$448,333	$—	$—	$1,064,388	$175,500	$—	$1,688,221
	2021	$357,813	$250,000(8)	$680,268	$492,946	$150,000	$100,000(12)	$2,031,027
(1)
The amount represents the aggregate grant date fair value for restricted stock unit (“RSU”) awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). A discussion of our methodology for determining grant date fair value may be found in Note 10 “Equity Incentive Plan” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)
The amount represents the aggregate grant date fair value for option awards computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 10 “Equity Incentive Plan” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)
In connection with Mr. Hawkins’ Offer Letter of Employment, Mr. Hawkins received a one-time sign-on bonus of $150,000, of which $75,000 was paid on the first payroll date after his start date and the second half will be paid six months after his start date. Such payment is recoverable in full by us in the event Mr. Hawkins voluntarily terminates his employment or is terminated for “cause” prior to 12 months from his start date.

(4)
Dr. Rothberg served as our Interim Chief Executive Officer from February 8, 2022 to October 10, 2022. Dr. Rothberg did not receive any additional compensation for his service as our Interim Chief Executive Officer during the year ended December 31, 2022; however, in accordance with SEC regulations, the compensation disclosed in the table above reflects compensation received for his services as a member of our board of directors during the year ended December 31, 2022, as further described below under “Director Compensation”. Consists of (i) $68,333 of cash payments for service on our board of directors, (ii) $100,000 of stock options granted for service on our board of directors, and (iii) $333,340 of cash payments paid pursuant to the Executive Chairman Agreement (as defined below) in 2022. In connection with the Business Combination, Legacy Quantum-Si and Dr. Rothberg entered into the Executive Chairman Agreement, effective as of the closing of the Business Combination (the “Executive Chairman Agreement”), pursuant to which Dr. Rothberg advised our CEO and provided guidance to the board of directors. Effective November 1, 2022, the Executive Chairman Agreement was terminated and we entered into an Advisory Agreement with Dr. Rothberg, pursuant to which Dr. Rothberg serves as Chairman of our board of directors and advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. Pursuant to the Advisory Agreement, as compensation for the services provided thereunder, in March 2023, we granted to Dr. Rothberg an option to purchase 250,000 shares of our Class A common stock pursuant to the 2021 Plan. A discussion of the terms of the Executive Chairman Agreement and Advisory Agreement can be found below under “Certain Relationships and Related Transactions, and Director Independence - Executive Chairman Agreement with Jonathan M. Rothberg, Ph.D.” and “Certain Relationships and Related Transactions, and Director Independence - Advisory Agreement with Jonathan M. Rothberg, Ph.D.”
(5)	Mr. Stark’s employment ended effective as of February 8, 2022.
(6)	In connection with Mr. Stark’s separation agreement, he received a special bonus payment equal to $250,000.
(7)
In connection with Mr. Stark’s separation agreement, he received severance pay in the amount of $500,000, representing one year of his base salary. Also includes a temporary housing allowance of $3,501 for housing and travel to our principal executive office in Connecticut.

(8)	The amount represents discretionary transaction bonuses paid in connection with the consummation of the Business Combination.
(9)
Includes a performance-based RSU award granted to Mr. Stark in 2021. The maximum grant date fair value of this performance-based RSU award, assuming the performance conditions had been achieved in full, was the same ($2,373,254) for Mr. Stark. These RSUs were forfeited in accordance with the Stark Separation Agreement (as defined below).

(10)	Consists of a temporary housing allowance for housing and travel to our principal executive office in Connecticut.
(11)
In connection with Mr. Schneider’s Offer Letter of Employment, Mr. Schneider received a one-time sign-on bonus of $400,000. Such payment is recoverable in full by us in the event Mr. Schneider voluntarily terminates his employment or is terminated for “cause” prior to 12 months from his start date.

(12)
Consists of a loan amount forgiven by us in 2021 prior to the Business Combination which was provided in connection with Dr. McKenna’s commencement of employment. The company forgave the loan as consideration for Dr. McKenna’s performance throughout his time at Legacy Quantum-Si.

Employment Arrangements
We or Legacy Quantum-Si entered into an Offer Letter of Employment with Mr. Hawkins on October 2, 2022, an Offer Letter of Employment with Mr. Stark on October 28, 2020, an Offer Letter of Employment with Patrick Schneider, Ph.D. on April 26, 2022, and an Offer Letter of Employment with Michael McKenna, Ph.D. on June 1, 2015, which continue to be in effect after the Business Combination, the material terms of which are described below. Dr. Rothberg was not party to an employment arrangement in connection with his role as our Interim Chief Executive Officer and he did not receive any additional compensation for serving as our Interim Chief Executive Officer. In addition, we entered into a separation agreement with Mr. Stark in connection with the termination of his employment, the material terms of which are described below. In addition, each NEO has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
Jeffrey Hawkins
On October 2, 2022, we entered into an Offer Letter of Employment with Mr. Hawkins, effective as of October 10, 2022. Pursuant to the terms of his Offer Letter, Mr. Hawkins’ annual base salary is $575,000. Mr. Hawkins is eligible to receive an annual discretionary bonus with a target of 100% of his base salary. Mr. Hawkins received a one-time sign-on bonus in the amount of $150,000, of which $75,000 was paid on the first payroll date after his start date and the second half will be paid six months after his start date. Such payment is recoverable in full by us in the event that Mr. Hawkins voluntarily terminates his employment with us prior to the 12 month anniversary of his start date.
The Offer Letter further provided that Mr. Hawkins receive an award of 4,170,000 stock options to purchase shares of our Class A common stock, with 20% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 1.66% to vest monthly at the end of each month thereafter. In addition, the Offer Letter provided that, as an inducement award material to Mr. Hawkins entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4), Mr. Hawkins receive an award of (i) 1,390,000 performance-based stock options to purchase shares of our Class A common stock, which vest in full if within 1.5 years of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days, and (ii) 1,390,000 performance-based stock options to purchase shares of our Class A common stock, which vest in full if within 3.5 years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days.
John Stark
Legacy Quantum-Si entered into an Offer Letter of Employment with Mr. Stark as Legacy Quantum-Si’s Chief Executive Officer on October 28, 2020. Pursuant to the terms of his Offer Letter, Mr. Stark’s initial annual base salary was $350,000. Effective July 1, 2021, Mr. Stark’s annual base salary was increased to $500,000 and Mr. Stark was eligible to receive an annual target bonus amount of up to 100% of his annual base salary, provided that he was employed with us through the scheduled date of payment of such bonuses. Under the terms of the Offer Letter, Mr. Stark was entitled to a payment of $50,000 following his relocation, to cover relocation expenses that was to be repaid to us if Mr. Stark voluntarily terminated his employment before November 2, 2021, as well as a monthly housing allowance of $2,500 (net of required taxes) as a temporary housing stipend until his relocation.
In February 2021, Legacy Quantum-Si entered into a Letter Agreement with Mr. Stark that provided for a grant of Legacy Quantum-Si RSUs in lieu of the options referred to in Mr. Stark’s Offer Letter of Employment. Pursuant to the Letter Agreement, Mr. Stark was granted 1,703,460 RSUs with 25% vesting on January 7, 2022, and the remainder vesting in equal quarterly installments over the following three years beginning with the quarter ending March 31, 2022, subject to Mr. Stark’s continued employment on each vesting date. Pursuant to the Letter Agreement, Mr. Stark received an additional award of 453,777 RSUs that would vest (i) on the closing of a financing in excess of $50 million within three years of Mr. Stark’s start date at a share price greater than $16.08, or (ii) if within three years of Mr. Stark’s commencement of employment with Legacy Quantum-Si the publicly-listed closing price of our shares is $16.08 or more for any 20 trading days within any 30 consecutive trading day period, subject to Mr. Stark’s continued employment on the vesting date.
Effective as of February 8, 2022, Mr. Stark’s employment as our CEO terminated. In connection with his termination of employment, on February 11, 2022 we entered into a separation agreement with Mr. Stark (the “Stark Separation Agreement”). Pursuant to the terms of the Stark Separation Agreement, Mr. Stark received: (i) severance pay equal to $500,000, or one year of his then current annual base salary, (ii) an annual bonus equal to $352,750 for the year ended December 31, 2021 and (iii) a special bonus equal to $250,000. The Stark Separation Agreement also includes a release and waiver by Mr. Stark and other customary provisions.
Patrick Schneider, Ph.D.
On April 26, 2022, we entered into an Offer Letter of Employment with Mr. Schneider, effective as of May 9, 2022. Pursuant to the terms of his Offer Letter, Mr. Schneider’s annual base salary is $475,000. Mr. Schneider is eligible to receive an annual discretionary bonus with a target of 80% of his base salary. Mr. Schneider received a one-time sign-on bonus in the amount of $400,000, which is recoverable in full by us in the event that Mr. Schneider voluntarily terminates his employment with us prior to the 12-month anniversary of his start date.
The Offer Letter further provided that Mr. Schneider receive an award of 1,000,000 stock options to purchase shares of our Class A common stock, with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 2.083% to vest monthly at the end of each month thereafter. In addition, the Offer Letter provided that Mr. Schneider receive an award of (i) 500,000 performance-based stock options to purchase shares of our Class A common stock, which vest in full if within 2 years of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days, and (ii) 500,000 performance-based stock options to purchase shares of our Class A common stock, which vest in full if within 4 years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days.
Michael P. McKenna, Ph.D.
Legacy Quantum-Si entered into an Offer Letter of Employment with Dr. McKenna, as Legacy Quantum-Si’s President and Chief Operating Officer, on June 1, 2015. Effective as of May 6, 2022, our board of directors approved a title change for Dr. McKenna to Executive Vice President, Product Development and Operations. Pursuant to the terms of his Offer Letter, Dr. McKenna’s then annual base salary was $200,000. Dr. McKenna’s current annual base salary is $450,000 and Dr. McKenna is eligible to receive annual target bonus amount of up to 50% of his annual base salary, provided that he is employed with us through the scheduled date of payment of such bonuses.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2022.
Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option Exercise Price	Options Expiration Date	Number of Shares or Units That have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Jeffrey Hawkins	11/9/2022	—	4,170,000(2)	—	$2.40	11/9/2032	—	—
	11/9/2022	—	—	1,390,000(3)	$2.40	11/9/2032	—	—
	11/9/2022	—	—	1,390,000(4)	$2.40	11/9/2032	—	—
Jonathan M. Rothberg, Ph.D.	3/12/2021	—	—	—	—	—	1,500,000(6)	$2,745,000
	6/11/2021	—	—	—	—	—	13,675(7)	$25,025
	5/11/2022	—	59,880(5)	—	$3.06	5/11/2032	—	—
Patrick Schneider, Ph.D.	5/9/2022	—	1,000,000(8)	—	$3.49	5/9/2032	—	—
	5/9/2022	—	—	500,000(9)	$3.49	5/9/2032	—	—
	5/9/2022	—	—	500,000(10)	$3.49	5/9/2032	—	—
Michael P. McKenna, Ph.D.	3/15/2022	104,167	395,833(11)	—	$3.86	3/15/2032	—	—
	8/31/2021	35,415	64,585(12)	—	$9.72	8/31/2031	—	—
	3/12/2021	—	—	—	—	—	44,856(13)	$82,086
(1)	The market value of the stock awards is based on the closing price of our Class A common stock of $1.83 per share on December 30, 2022.
(2)
Represents an option to purchase our Class A common stock granted on November 9, 2022. The shares underlying this option vest, subject to continued service, 20% on December 31, 2023 and then equal monthly installments beginning on January 31, 2024.

(3)
Represents an option to purchase our Class A common stock granted on November 9, 2022. The vesting of the award shall vest, subject to continued service, in full if within 1.5 years of Mr. Hawkins’ start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days.

(4)
Represents an option to purchase our Class A common stock granted on November 9, 2022. The vesting of the award shall vest, subject to continued service, in full if within 3.5 years of Mr. Hawkins’ start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days

(5)
Represents an option to purchase shares of our Class A common stock granted on May 11, 2022. The shares underlying this option vest, subject to continued service on the Board of Directors, on May 11, 2023.

(6)	Represents the grant of RSUs on March 12, 2021. The RSUs vested on March 12, 2023.
(7)	Represents the grant of RSUs on June 11, 2021. The RSUs vest in three equal annual installments beginning June 11, 2022, subject to continued service.
(8)
Represents an option to purchase shares of our Class A common stock granted on May 9, 2022. The shares underlying this option vest, subject to continued service, 25% on June 30, 2023 and then equal monthly installments beginning on July 31, 2023.

(9)
Represents an option to purchase shares of our Class A common stock granted on May 9, 2022. The vesting of the award shall vest, subject to continued service, in full if within 2 years of Dr. Schneider’s start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days.

(10)
Represents an option to purchase shares of our Class A common stock granted on May 9, 2022. The vesting of the award shall vest, subject to continued service, in full if within 4 years of Dr. Schneider’s start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days.

(11)
Represents an option to purchase shares of our Class A common stock granted on March 15, 2022. The shares underlying this option vest, subject to continued service, in 48 equal monthly installments beginning March 31, 2022.

(12)
Represents an option to purchase shares of our Class A common stock granted on August 31, 2021. The shares underlying this option vest, subject to continued service, in 48 equal monthly installments beginning August 31, 2021.

(13)	Represents an RSU grant on March 12, 2021. The units underlying this vest, subject to continued service, 25% on March 12, 2022 and in equal quarterly installments beginning June 12, 2022.

Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plan.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally, including medical and dental insurance, a relocation program, and a tax-qualified 401(k) plan.
Potential Payments upon Termination or Change-In-Control
Severance Plan
On June 29, 2021, the compensation committee adopted the Quantum-Si Incorporated Executive Severance Plan (the “Severance Plan”). Eligible participants in the Severance Plan include our Chief Executive Officer and our other executive officers, including the NEOs.
Under the Severance Plan, if we terminate a participant’s employment without cause (as defined in the Severance Plan) at any time other than during the twelve month period following a Change in Control (as such term is defined below) (the “Change in Control Period”) then the participant is eligible to receive the following benefits:
•
Severance payable in the form of salary continuation or a lump sum payment. The severance amount is equal to participant’s then-current base salary times a multiplier determined based on the participant’s title or role with us. The multiplier for our Chief Executive Officer is 1.0 and the multiplier for our other executive officers is 0.75.

•
The portion of any outstanding unvested equity award that would vest on an annual cliff vesting date in accordance with the terms of the award during the three months following the participant’s termination date will vest as of the date the termination of such participant’s employment becomes effective.

•	We will pay for company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) during the severance period.
Under the Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•
Severance payable in a single lump sum. The severance amount is equal to participant’s then-current base salary and then-current target annual bonus opportunity, times a change in control multiplier determined based on the participant’s title or role with us. The multiplier for our Chief Executive Officer is 1.5 and the multiplier for our other executive officers is 1.0.

•
Any outstanding unvested equity awards held by the participant under any then-current outstanding equity incentive plan(s) will become fully vested as of the date the termination of such participant’s employment becomes effective.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.
•
A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.

The term Change in Control under the Severance Plan means the occurrence of any of the following events:
(i)
any person or group of persons (other than the Company or its affiliates) becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from the Company); or

(ii)
the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iii)
the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (ii) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;

(iv)
provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of the Company’s Class B common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

HighCape
Prior to the Business Combination, none of the executive officers or directors of HighCape received any cash compensation for services rendered to HighCape. HighCape agreed to pay an affiliate of HighCape Capital Acquisition LLC (the “Sponsor”) a total of $10,000 per month, for up to 24 months, for office space, utilities, administrative and support services provided to members of its management team. The Sponsor, executive officers and directors, or any of their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Jonathan M. Rothberg, Ph.D.(3)	$—	$—	$—	$—	$—
Vikram Bajaj, Ph.D.(4)	$—	$199,998	$—	$—	$199,998
Marijn Dekkers, Ph.D.	$67,500	$—	$100,000	$—	$167,500
Ruth Fattori	$75,000	$—	$100,000	$—	$175,000
Brigid A. Makes	$70,000	$—	$100,000	$—	$170,000
Michael Mina, M.D., Ph.D.(5)	$50,000	$—	$117,023	$16,000	$183,023
Kevin Rakin	$55,000	$—	$100,000	$—	$155,000
James Tananbaum, M.D.(6)	$20,764	$—	$—	$—	$20,764
(1)	Amounts represent fees earned during 2022 under our Non-Employee Director Compensation Policy.
(2)
Amount represents the aggregate grant date fair value for options and RSUs, computed in accordance with FASB ASC Topic 718. Each non-employee director serving as a director at the time was granted 59,880 stock options on May 11, 2022. Dr. Bajaj was granted 66,666 RSUs upon his appointment as a director on June 16, 2022. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 “Equity Incentive Plan” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The shares underlying the stock options vest on May 11, 2023, subject to the director’s continued service through the applicable vesting date. The RSUs would have vested in equal annual installments over three years beginning on June 16, 2023, subject to Dr. Bajaj’s continued service through the applicable vesting date. See also footnote 5.

(3)	Dr. Rothberg served as our Interim Chief Executive Officer for part of 2022; as such, his compensation earned as a director is disclosed in the Summary Compensation Table above.
(4)	Dr. Bajaj joined our Board of Directors in June 2022 and has declined compensation for his service on our board of directors.

(5)
On February 24, 2022, we and Michael Mina, M.D., Ph.D. entered into a scientific advisory board agreement. Under the terms of the scientific advisory board agreement, Dr. Mina received $16,000 for service to us and Dr. Mina was granted an option to purchase 8,000 shares of our common stock, vesting in eight equal quarterly installments over two years beginning March 31, 2022.

(6)	Dr. Tananbaum resigned from our Board of Directors in May 2022.
The following table shows the aggregate number of shares subject to options and RSUs held by each of our non-employee directors as of December 31, 2022.
Name	Number of Stock Options Held at Fiscal Year-End	Number of Restricted Stock Units Held at Fiscal Year-End
Jonathan M. Rothberg, Ph.D.	59,880	1,513,675
Vikram Bajaj, Ph.D.	—	66,666
Marijn Dekkers, Ph.D.	59,880	76,210
Ruth Fattori	59,880	76,210
Brigid A. Makes	59,880	13,675
Michael Mina, M.D., Ph.D.	67,880	13,675
Kevin Rakin	59,880	13,675
James Tananbaum, M.D.	—	—
Non-Employee Director Compensation Policy
We have a non-employee director compensation policy, which was adopted in June 2021 and amended in November 2022. Pursuant to the policy, the annual retainer for non-employee directors is $50,000. Annual retainers for the Chairman of the board of directors and committee membership are as follows:
Position	Retainer
Chairman of the board of directors	$50,000
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors (including any non-employee director whose election to our board of directors was approved at the special meeting of stockholders held on June 9, 2021) a number of RSUs having an aggregate fair market value equal to $200,000, determined by dividing (A) $200,000 by (B) the closing price of our Class A common stock on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock having an aggregate grant date fair value of $100,000, valued based on a Black-Scholes valuation method (rounded down to the nearest whole share), each year beginning in 2022 on the first business day after our annual meeting of stockholders. Each of these options has a term of 10 years from the date of the award and vests at the end of the period beginning on the date of each regular annual meeting of stockholders and ending on the date of the next regular annual meeting of stockholders, subject to the director’s continued service through the applicable vesting date.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for John Stark[1] ($)	Summary Compensation Table Total for Jonathan M. Rothberg, Ph.D.[1] ($)	Summary Compensation Table Total for Jeffrey Hawkins[1] ($)	Compensation Actually Paid to John Stark[1,2,3] ($)	Compensation Actually Paid to Jonathan M. Rothberg[1,2,3] ($)	Compensation Actually Paid to Jeffrey Hawkins[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on: Company TSR ($)	Net Income ($ Millions)
2022	816,001	501,673	7,695,136	(10,089,326)	(8,701,847)	6,119,261	2,784,781	1,421,149	18.77	(0.13)
2021	16,540,942	—	—	14,980,020	—	—	1,981,868	1,773,606	80.72	(969.08)
1.
John Stark, Jonathan M. Rothberg, Ph.D., and Jeffrey Hawkins were our PEOs for 2022. John Stark was our PEO for 2021. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2021	2022
Claudia Drayton	Patrick Schneider, Ph.D.
Michael McKenna, Ph.D.	Michael McKenna, Ph.D.
Matthew Dyer, Ph.D.
Christian LaPointe, Ph.D.
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for John Stark ($)	Exclusion of Stock Awards and Option Awards for John Stark ($)	Inclusion of Equity Values for John Stark ($)	Compensation Actually Paid to John Stark ($)
2022	816,001	—	(10,905,327)	(10,089,326)
2021	16,540,942	(15,711,346)	14,150,424	14,980,020
Year	Summary Compensation Table Total for Jonathan M. Rothberg ($)	Exclusion of Stock Awards and Option Awards for Jonathan M. Rothberg[1] ($)	Inclusion of Equity Values for Jonathan M. Rothberg[2] ($)	Compensation Actually Paid to Jonathan M. Rothberg ($)
2022	501,673	(100,000)	(9,103,520)	(8,701,847)
1.	As Dr. Rothberg received these stock options for services as a director of the Company, the equity value was listed in the all other compensation column of the Summary Compensation Table.
2.
All of Dr. Rothberg’s equity was received in his role as director, Executive Chairman or advisor to the Company. See “Certain Relationships and Related Transactions, and Director Independence - Executive Chairman Agreement with Jonathan M. Rothberg, Ph.D.” and “Certain Relationships and Related Transactions, and Director Independence - Advisory Agreement with Jonathan M. Rothberg, Ph.D.”

Year	Summary Compensation Table Total for Jeffrey Hawkins ($)	Exclusion of Stock Awards and Option Awards for Jeffrey Hawkins ($)	Inclusion of Equity Values for Jeffrey Hawkins ($)	Compensation Actually Paid to Jeffrey Hawkins ($)
2022	7,695,136	(7,488,365)	5,912,490	6,119,261
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,784,781	(2,030,729)	667,097	1,421,149
2021	1,981,868	(1,364,611)	1,157,349	1,774,606
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for John Stark ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for John Stark ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for John Stark ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for John Stark ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for John Stark ($)	Total - Inclusion of Equity Values for John Stark ($)
2022	—	—	—	(944,356)	(9,960,971)	(10,905,327)
2021	14,150,424	—	—	—	—	14,150,424
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jonathan M. Rothberg ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jonathan M. Rothberg ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jonathan M. Rothberg ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jonathan M. Rothberg ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Jonathan M. Rothberg ($)	Total - Inclusion of Equity Values for Jonathan M. Rothberg ($)
2022	69,433	(9,142,597)	—	(30,356)	—	(9,103,520)

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jeffrey Hawkins ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jeffrey Hawkins ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jeffrey Hawkins ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jeffrey Hawkins ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Jeffrey Hawkins ($)	Total - Inclusion of Equity Values for Jeffrey Hawkins ($)
2022	5,912,490	—	—	—	—	5,912,490
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	942,397	(269,092)	106,077	(112,285)	—	667,097
2021	1,251,885	(87,448)	12,891	(19,979)	—	1,157,349

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2022.
	(a)	(b)	(c)
Plan category	Plan category Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	18,666,204(1)	$3.91(2)	9,133,702(3)
Equity compensation plans not approved by security holders(4)	2,780,000	$2.40	—
Total	21,446,204	$3.69	9,133,702(5)
(1)
Consists of (i) 6,606,547 shares to be issued upon exercise of outstanding options and RSUs under the 2013 Plan and (ii) 12,059,657 shares to be issued upon exercise of outstanding options and RSUs under the 2021 Plan.

(2)	Consists of the weighted-average exercise price of the $3.91 stock options outstanding on December 31, 2022.
(3)
Consists of shares that remained available for future issuance under the 2021 Plan as of December 31, 2022. No shares remained available for future issuance under the 2013 Plan as of December 31, 2022.

(4)
Column (a) includes shares of common stock available for issuance upon the exercise of performance-based non-qualified stock options granted to Mr. Hawkins in connection with the commencement of his employment with us on October 10, 2022. These awards were granted as an inducement award material to Mr. Hawkins entering into employment with us pursuant to Nasdaq Rule 5635(c)(4).

(5)
The 2021 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2021 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the second day of fiscal year 2031. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator. This total does not reflect the automatic increase in the number of shares available for issuance under the 2021 Plan that was effective on January 1, 2023 pursuant the evergreen provision.

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.quantum-si.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the Quantum-Si Incorporated Audit Committee

Brigid A. Makes Ruth Fattori

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
HighCape
Relationship with Sponsor
HighCape’s executive offices were located at 452 Fifth Avenue, 21st Floor, New York, NY 10018, which office space was leased by an affiliate of the Sponsor. Commencing upon consummation of its initial public offering, HighCape reimbursed the affiliate of the Sponsor $10,000 per month for office space, utilities, administrative and support services. Upon completion of the Business Combination in June 2021, HighCape ceased paying these monthly fees.
PIPE Financing
In connection with the execution of the Business Combination Agreement, HighCape entered into the PIPE Investor Subscription Agreements with certain institutional and accredited investors (the “PIPE Investors”), pursuant to which, among other things, HighCape issued and sold in the PIPE Financing an aggregate of 42,500,000 shares of HighCape Class A common stock to the PIPE Investors, for $10.00 per share immediately prior to the Closing, for aggregate gross proceeds to HighCape of $425.0 million. HighCape Partners QSI II Invest, L.P. purchases 601,000 shares of HighCape Class A common stock, HighCape Partners II, L.P. purchased 24,527 shares of HighCape Class A common stock, HighCape Partners QP II, L.P. purchased 1,175,473 shares of HighCape Class A common stock, the Rothberg Family Fund I, LLC purchased 500,000 shares of HighCape Class A common stock, Foresite Capital Fund V, L.P. purchased 1,250,000 shares of HighCape Class A common stock, Foresite Capital Opportunity Fund V, L.P. purchased 1,250,000 shares of HighCape Class A common stock, Glenview Capital Management, LLC purchased 6,000,000 shares of HighCape Class A common stock, Kevin Rakin purchased 50,000 shares of HighCape Class A common stock, the Kevin L. Rakin Irrevocable Trust purchased 50,000 shares of HighCape Class A common stock, Novalis Lifesciences Investments I, LLP (of which Marijn Dekkers, Ph.D. has sole voting and investment control over the entity’s shares) purchased 500,000 shares of HighCape Class A common stock, and Christian LaPointe, Ph.D. purchased 50,000 shares of HighCape Class A common stock in the PIPE Financing.
Subscription Agreements
In addition, concurrently with the execution of the Business Combination Agreement, HighCape entered into Subscription Agreements with certain affiliates of Foresite Capital Management, LLC (the “Foresite Funds”), pursuant to which the Foresite Funds were issued 696,250 shares of HighCape Class A common stock at a price of $0.001 per share for aggregate gross proceeds of $696.25 after a corresponding number of shares of HighCape Class B common stock were irrevocably forfeited by the Sponsor to HighCape for no consideration and automatically cancelled.
Legacy Quantum-Si
Lease Arrangements
We occupy office space located at 530 Old Whitfield Street, Guilford, Connecticut, which is owned by PB & AJ Express, LLC, whose manager and owner is Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Quantum-Si and Chairman of our board of directors. We paid PB & AJ Express, LLC on a month-to-month basis for use of the space, and in connection with the Business Combination, we entered into a month-to-month lease with PB & AJ Express, LLC for this space. Under this arrangement, we or Legacy Quantum-Si paid $321,600 and $321,600 for the years ended December 31, 2021 and 2022, respectively, and have incurred $80,400 and paid $53,600 for the period January 1, 2023 to March 1, 2023.
We also occupy office space at 351 New Whitfield Street, Guilford, Connecticut, 485 Old Whitfield Street, Guilford, Connecticut, and 3000 El Camino Real, Suite 100, Palo Alto, California. The office space at 485 Old Whitfield Street, Guilford, Connecticut is leased from Oceanco, LLC by 4C, of which Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Quantum-Si and Chairman of our board of directors, is the sole stockholder, and we will have the right to rent rooms at 485 Old Whitfield Street from 4C for $100 per employee per day. The office space at 351 New Whitfield Street, Guilford, Connecticut is leased from an unrelated landlord by 4C. In connection with the Business Combination, 4C subleased space to us at 351 New Whitfield Street, where we occupy such portions of the space as 4C may designate from time to time on a month-to-month basis, and pay our pro rata share of expenses paid by 4C for such space under the master lease. The office space at 3000 El

Camino Real is leased from an unrelated landlord by 4C. In connection with the Business Combination, 4C granted us a license to use such portions of the office space at 3000 El Camino Real as 4C may designate from time to time. We pay 4C on a per diem and month-to-month basis, respectively, for use of the space in 485 Old Whitfield Street and 351 New Whitfield Street, but no rental or lease agreement is effective. Under these arrangements, we or Legacy Quantum-Si paid $9,225 and $30,850 for the years ended December 31, 2021 and 2022, respectively, and have incurred and paid $0 for the period January 1, 2023 to March 1, 2023 related to 485 Old Whitfield Street; $51,095 and $60,148 for the same time periods, and have incurred $14,367 and paid $0 for the period January 1, 2023 to March 1, 2023 related to 351 New Whitfield Street; $87,259 and $75,579 for the same time periods and have incurred $4,199 and paid $0 for the period January 1, 2023 to March 1, 2023 related to Suite 100 at 3000 El Camino Real.
Amended and Restated Technology Services Agreement
On November 11, 2020, Legacy Quantum-Si entered into an Amended and Restated Technology Services Agreement (the “ARTSA”) by and among 4C, Legacy Quantum-Si and other participant companies controlled by the Rothberg family, including Butterfly Network, Inc., AI Therapeutics, Inc., Hyperfine, Inc., 4Bionics LLC, identifeye Health Inc., Liminal Sciences, Inc. and Detect, Inc. Under the ARTSA, Legacy Quantum-Si and the other participant companies agreed to share certain non-core technologies, which means any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, subject to certain restrictions on use, with the other participant companies. The ARTSA provided that ownership of each non-core technology shared by 4C, Legacy Quantum-Si or another participant company remained with the company that originally shared the non-core technology. The ARTSA also provides for 4C to perform certain services to Legacy Quantum-Si and each other participant company, such as general administration, facilities, information technology, financing, legal, human resources and other services. The ARTSA also provided for the participant companies to provide other services to each other. The fees due to 4C or the other participants for such services were allocated to Legacy Quantum-Si and the participant companies based on the total costs and expenses for the relative amount of services and resources used by the participant company, except for services with respect to intellectual property, which were based on a negotiated cost plus methodology. The ARTSA provided that all inventions of 4C, Legacy Quantum-Si or the other participants made in the course of providing such services are owned by the receiving participant and that the receiving participant will grant to the participant company providing the services a royalty-free, perpetual, limited, worldwide, non-exclusive license to use such inventions only in the core business field of the participating company.
The ARTSA had an initial term of five years from the date of the ARTSA and provided that the ARTSA be automatically extended for additional, consecutive one-year renewal terms. Each participating company, including Legacy Quantum-Si, has the right to terminate the ARTSA at any time upon 30 days’ prior notice and 4C had the right to terminate the ARTSA at any time upon 90 days’ prior notice. On February 17, 2021, Legacy Quantum-Si and 4C entered into the First Addendum to the ARTSA, pursuant to which Legacy Quantum-Si agreed to terminate its participation under the ARTSA in connection with the Business Combination. Legacy Quantum-Si entered into a Master Services Agreement (“MSA”) with 4C effective as of February 17, 2021 pursuant to which we may engage 4C to provide services such as general administration, facilities, information technology, financing, legal, human resources and other services, through future statements of work and under terms and conditions to be determined by the parties with respect to any services to be provided.
Legacy Quantum-Si paid approximately $1,579,000 from January 1, 2021 until the Closing of the Business Combination, for services under the ARTSA. We paid approximately $302,000 from the Closing of the Business Combination until the year ended December 31 2021 and paid an additional $128,000 in February 2022, for services under the MSA. We paid approximately $567,000 related to the year ended December 31, 2022, and have incurred approximately $70,000 and paid $0 related to the period from January 1, 2023 to March 1, 2023, for services under the MSA. The incurred expenses for the years ended December 31, 2021 and 2022 include the amounts reported in the “Lease Arrangements” section above for the office space at 351 New Whitfield Street, Guilford, Connecticut, 485 Old Whitfield Street, Guilford, Connecticut, and 3000 El Camino Real, Suite 100, Palo Alto, California.
Technology and Services Exchange Agreement, License Agreements, Binders Collaboration, and Protein Engineering Collaboration
Legacy Quantum-Si has entered into a Technology and Services Exchange Agreement (the “TSEA”) by and among Legacy Quantum-Si and other participant companies controlled by the Rothberg family, consisting of Butterfly Network, Inc., AI Therapeutics, Inc., Hyperfine, Inc., 4Bionics LLC, identifeye Health Inc., Liminal

Sciences, Inc. and Detect, Inc. The TSEA with Butterfly Network, Inc. was signed in November 2020, and the TSEA with the remaining participant companies was signed in February 2021 and became effective in connection with the Closing of the Business Combination. Under the TSEA, each participant company may, in its discretion, permit the use of non-core technologies, which include any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, by other participant companies. The TSEA provides that ownership of each non-core technology shared by us or another participant company will remain with the company that originally shared the non-core technology. In addition, any participant company (including us) may, in its discretion, permit its personnel to be engaged by another participant company to perform professional, technical or consulting services for such participant. Unless otherwise agreed to by us and the other participant company, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) in the course of conducting services for a participant company (“Created IP”) will be owned by the participant company for which the work was performed, and the recipient participant company grants to the party that had its personnel provide the services that resulted in the creation of the Created IP a royalty-free, perpetual, limited, worldwide, non-exclusive, sub-licensable (and with respect to software, sub-licensable in object code only) license to utilize the Created IP only in the core business field of the originating participant company, including a license to create and use derivative works based on the Created IP in the originating participant’s core business field, subject to any agreed upon restrictions.
Legacy Quantum-Si has entered into license agreements with certain of the TSEA participant companies. Pursuant to an Exclusive Patent License Agreement and Exclusive Software License Agreement, Legacy Quantum-Si has granted (i) Detect, Inc. a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for the detection of COVID-19 (and other viruses, pathogens and/or components thereof including without limitation nucleic acids that might be useful for understanding COVID-19, including controls for correct application) using a risk assessment assay that performs, without an electronic instrument (except for a small heater and/or fluorescent readout), in an at-home or personal use environment, and/or without the assistance of a health care provider or laboratory professional; (ii) drug discovery, drug development, and drug commercialization (but excluding biological sequencing and protein design using “intelligent” evolution); (iii) ophthalmic imaging and/or measuring, including but not limited to associated point-of-care diagnostics, including but not limited to fluorescence-lifetime imaging (FLI) and/or optical coherence tomography (OCT), and time-of-flight sensors, including but not limited to range finding and 3D imaging; and (iv) protein design using directed evolution. Pursuant to an Exclusive Patent License Agreement and Exclusive Software License Agreement, Legacy Quantum-Si has granted LAM Therapeutics, Inc. a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for drug discovery, drug development, and drug commercialization (but excluding biological sequencing and protein design using “intelligent” evolution). Pursuant to an Exclusive License Agreement providing for a one-time upfront payment of $100,000 and royalties to us in the mid-single digits, Legacy Quantum-Si has granted identifeye Health Inc. a worldwide, exclusive license to exploit certain products for ophthalmic imaging and/or measuring, including but not limited to associated (i) point-of-care diagnostics, including but not limited to fluorescence-lifetime imaging (FLI) and/or optical coherence tomography (OCT), and (ii) time-of-flight sensors, including but not limited to range finding and 3D imaging. In addition, pursuant to the terms of an Exclusive Technology and Patent License Agreement and Exclusive Software License Agreement, Legacy Quantum-Si has granted Protein Evolution, Inc. (“PEI”) a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for protein design using directed evolution, and pursuant to the terms of an Exclusive Patent Sublicense Agreement with royalties in the low single digits, Legacy Quantum-Si has granted PEI a worldwide, exclusive to license to exploit certain patents, services and technology (i) for protein design using directed evolution (the “PEI Field”) and (ii) for the concentration, purification, analysis and/or other manipulation of biomolecules solely within the PEI Field.
On September 20, 2021, we entered into a Binders Collaboration (the “Collaboration”) with PEI to develop technology and methods in the field of nanobodies and potentially other binders to produce novel biological reagents and related data. The Collaboration is made pursuant to and governed by the TSEA. Dr. Rothberg serves as Chairman of the board of directors of PEI and the Rothberg family are controlling stockholders of PEI. Effective March 31, 2022, the Collaboration with PEI was terminated, and we agreed to pay a final payment of approximately $1,135,000 under the Collaboration for all services rendered. We did not make any payments under the Collaboration for the year ended December 31, 2021. There was no amount payable at December 31, 2021 or 2022.

Effective October 1, 2022, we entered into a Protein Engineering Collaboration (the “New Collaboration”) with PEI to develop technology and methods in the field of nanobodies and potentially other binders to produce novel biological reagents and related data. The New Collaboration was made pursuant to and governed by the TSEA. Dr. Rothberg serves as Chairman of the Board of Directors of PEI and the Rothberg family are controlling stockholders of PEI. The amounts advanced and due from PEI at December 31, 2022 related to operating expenses were approximately $45,000.
Agreements with Quantum-Si Stockholders
Amended and Restated Registration Rights Agreement
At the Closing of the Business Combination, we, the Sponsor and certain stockholders of Legacy Quantum-Si entered into the Amended and Restated Registration Rights Agreement, pursuant to which, among other things, the parties to the Amended and Restated Registration Rights Agreement were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Executive Chairman Agreement with Jonathan M. Rothberg, Ph.D.
In connection with the Business Combination Agreement, Legacy Quantum-Si and Dr. Rothberg, the founder of Legacy Quantum-Si, and Chairman of our board of directors, entered into the Executive Chairman Agreement, effective as of the Closing, pursuant to which Dr. Rothberg advised our Chief Executive Officer and provided guidance to our board of directors. As compensation for Dr. Rothberg’s services under the Executive Chairman Agreement, we paid Dr. Rothberg a consulting fee of $33,334 per month during the term of the Executive Chairman Agreement. The Legacy Quantum-Si board of directors granted to Dr. Rothberg 1,500,000 RSUs. The RSUs will vest on the second anniversary of the grant date, without regard to Dr. Rothberg’s continued service to us, with full acceleration of vesting in the event of Dr. Rothberg’s death or disability or a change in control. Effective November 1, 2022, the Executive Chairman Agreement was terminated.
Advisory Agreement with Jonathan M. Rothberg, Ph.D.
Effective November 1, 2022, we entered into an Advisory Agreement with Dr. Rothberg, pursuant to which Dr. Rothberg serves as Chairman of our board of directors and advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. Pursuant to the Advisory Agreement, as compensation for the services provided thereunder, in March 2023, we granted to Dr. Rothberg an option to purchase 250,000 shares of our Class A common stock pursuant to the 2021 Plan. In connection with the Advisory Agreement, Dr. Rothberg’s title was changed from Executive Chairman to Chairman of our board of directors.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
In connection with this Business Combination, we entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, our restated certificate of incorporation and our bylaws require that we indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the bylaws will also require us to advance expenses incurred by our directors and officers. We will also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
On March 12, 2023, our board of directors nominated Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Ruth Fattori, Brigid A. Makes, Michael Mina, M.D., Ph.D., Kevin Rakin, and Scott Mendel for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2024 annual meeting of stockholders and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Ruth Fattori, Brigid A. Makes, Michael Mina, M.D., Ph.D., Kevin Rakin, and Scott Mendel as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Each nominee for director who receives the affirmative vote of a majority of the votes cast will be elected (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JONATHAN M. ROTHBERG, PH.D., JEFFREY HAWKINS, RUTH FATTORI, BRIGID A. MAKES, MICHAEL MINA, M.D., PH.D., KEVIN RAKIN, AND SCOTT MENDEL AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of WithumSmith+Brown, PC (“Withum”) acted as HighCape’s independent registered public accounting firm. As previously disclosed, as a result of the Business Combination, the audit committee approved the dismissal of Withum as our independent registered public accounting firm. At the completion of the Business Combination, on June 10, 2021, our board of directors engaged Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal years ended December 31, 2021 and December 31, 2022.
Our board of directors proposes that the stockholders ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2023. We expect that representatives of Deloitte & Touche LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte & Touche LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
The following is a summary of fees paid to Deloitte for the fiscal years ended December 31, 2022 and December 31, 2021.
	2022	2021
Audit fees(1)	$988,200	$1,431,200
Audit-related fees(2)	—	1,155,000
Tax fees(2)	—	—
All other fees(2)	—	—
Total	$988,200	$2,586,200
(1)
Audit fees consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	Audit-related fees consisted of services related to the Business Combination in 2021. There were no tax and other related fees in 2022 or 2021.
Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, the audit committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
NON-BINDING, ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the Compensation Committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 Annual Meeting of Stockholders.
Our compensation philosophy is designed to align each executive’s compensation with Quantum-Si Incorporated’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2023 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Quantum-Si Incorporated, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
The affirmative vote of the majority of the votes cast at the annual meeting is required to approve, on a non-binding, advisory basis, this resolution.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4
AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF OUR OFFICERS AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW
Our board of directors has determined that it is advisable to amend our second amended and restated certificate of incorporation to provide for the elimination or limitation of monetary liability of our officers for breach of the duty of care, and has voted to recommend that the stockholders adopt an amendment to our second amended and restated certificate of incorporation to limit the liability of our officers as permitted by recent amendments to Delaware law. The full text of the proposed amendment to the second amended and restated certificate of incorporation is attached to this proxy statement as Appendix A.
Background
The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances in accordance with Section 102(b)(7) of the Delaware General Corporation Law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
Reasons for the Proposed Amendment
Our second amended and restated certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit.
For the reasons stated above, it is in the interest of us and our stockholders that the amendment be approved. The proposed amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it will align the protections for the officers with those protections afforded to the directors.
The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer.
The affirmative vote of a majority of the voting power of the Company’s outstanding common stock is required to approve the amendment to our second amended and restated certificate of incorporation to effect the proposed amendment to limit the liability of our officers as permitted by recent amendments to Delaware law.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.quantum-si.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut 06437. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 12, 2024. To be considered for presentation at the 2024 annual meeting of stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s annual meeting; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the this year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Quantum-Si Incorporated, 530 Old Whitfield Street, Guilford, Connecticut 06437.
Guilford, Connecticut
March 29, 2023

APPENDIX A - TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
QUANTUM-SI INCORPORATED
It is hereby certified that:
FIRST:	The name of the corporation is Quantum-Si Incorporated (the “Corporation”).
SECOND:
The Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), is hereby further amended by striking out Article X in its entirety and by substituting in lieu of the following:

LIMITATION OF DIRECTOR AND OFFICER LIABILITY
To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or an officer; provided, however, that nothing contained in this Article X shall eliminate or limit the liability of a director or an officer (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) with respect to an officer, in any action by or in the right of the Corporation. No repeal or modification of this Article X shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. All references in this paragraph to an officer shall mean only a person who at the time of an act or omission as to which liability is asserted is deemed to have consented to service by the delivery of process to the registered agent of the Corporation pursuant to § 3114(b) of Title 10 (for purposes of this sentence only, treating residents of the State of Delaware as if they were nonresidents to apply of § 3114(b)of Title 10 to this sentence).
THIRD:	The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
EXECUTED, effective as of this    day of   , 2023.
QUANTUM-SI INCORPORATED

By:
Jeffrey Hawkins Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Quantum-Si Incorporated

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 10, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://cstproxy.com/quantum-si/2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1. Election of Directors

	FOR	AGAINST	ABSTAIN
(1) Jonathan M. Rothberg, Ph.D.	☐	☐	☐
(2) Jeffrey Hawkins	☐	☐	☐
(3) Ruth Fattori	☐	☐	☐
(4) Brigid A. Makes	☐	☐	☐
(5) Michael Mina, M.D., Ph.D.	☐	☐	☐
(6) Kevin Rakin	☐	☐	☐
(7) Scott Mendel	☐	☐	☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________**2023.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such and you may be required to provide documentation evidencing your power to sign this proxy.

To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: https://cstproxy.com/quantum-si/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

Quantum-Si Incorporated

The undersigned appoints Claudia Drayton and Christian LaPointe, Ph.D., and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Quantum-Si Incorporated held of record by the undersigned at the close of business on March 15, 2023 at the Annual Meeting of Stockholders of Quantum-Si Incorporated to be held on May 11, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, 3, AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)